UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2007
                                                   ----------------

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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     On January 29, 2007, Touchstone Applied Science Associates,
Inc. announced that it is unable to file its Annual Report on Form 10-KSB for the fiscal year ended October 31, 2006 within 90 days following the end of such fiscal year as a result of the combination of several factors: (a) the unusual time-consuming effort involved to reflect in the Company's audited financial statements the Company's significant acquisition of Questar Educational Systems, Inc. during such fiscal year, and (b) the Company recently became aware of the necessity to make an accounting adjustment relating to accrued but unused employee vacation in prior years, thus a restatement of fiscal 2005 and 2004 was required. The Company anticipates that it will file its Annual Report on Form 10-KSB for the fiscal year ended October 31, 2006 within the fifteen calendar day-period prescribed by SEC regulations. A copy of this press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01(d).  EXHIBITS.
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     The following Exhibit is filed as part of this Report:

     Exhibit 99.1    Press Release dated January 29, 2007.

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                             SIGNATURES
                             ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOUCHSTONE APPLIED SCIENCE
                                       ASSOCIATES, INC.

Date:  January 29, 2007

                                       By: /s/ ANDREW L. SIMON
                                           -------------------
                                           Andrew L. Simon
                                           President and Chief
                                           Executive Officer


                                       By: /s/ JAMES J. WILLIAMS
                                           ---------------------
                                           James J. Williams
                                           Vice President and Chief
                                           Financial Officer

                            INDEX TO EXHIBITS
                            -----------------

Exhibit
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99.1   Press Release dated January 29, 2007.